UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2015
Date of Report (Date of earliest event reported)

NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 1, 2015, the Board of Directors (the “Board”) of Novation Companies, Inc., a Maryland corporation (the “Company”) adopted the Amended and Restated Bylaws of the Company, effective as of the date of adoption, in the form attached hereto as Exhibit 3.1 (the “Amended Bylaws”).
Material amendments include the following:
Article I, Section 4 provides for procedures to be followed by stockholders wishing to call a special meeting of the stockholders, including (i) delivery and contents of the initial notices from stockholders requesting a special meeting, (ii) the fixing of a record date for determining stockholders entitled to request a special meeting and a record date for stockholders entitled to notice of and to vote at the meeting, (iii) responsibility for the costs of preparing and mailing notice of a special meeting, (iv) setting the time, date and place of a special meeting, (v) revocation of requests for a special meeting and (vi) verifying the validity of a stockholder request for a special meeting.
Article I, Section 5 revises the Company’s requirements for notice of meetings of stockholders. This section now allows for electronic notices and householding of notices. This section also provides that the Company may postpone or cancel a meeting of stockholders by making a public announcement of the postponement or cancellation prior to the meeting.
Article I, Section 6 expands upon the powers of the chairperson of a meeting of stockholders. The chairperson is permitted to prescribe the rules for the proper conduct of the meeting, including, but not limited to, rules (i) restricting admission to the time set for the meeting, (ii) limiting attendance to stockholders of record (or their duly authorized proxies or other individuals approved by the chairperson), (iii) limiting participation at the meeting to stockholders of record (or their duly authorized proxies or other individuals approved by the chairperson), (iv) limiting time allotted to questions or comments, (v) determining when and for how long polls should be open, (vi) maintaining order and security, (vii) removing individuals who refuse to comply with meeting rules, (viii) concluding a meeting or recessing or adjourning a meeting, and (ix) complying with state and local laws and regulations concerning safety and security.
The previous Article I, Section 8, which required that the Company provide, at meetings of stockholders, a complete list of stockholders entitled to vote, has been deleted, as it is not required under Maryland law.
Article I, Section 10 outlines provisions concerning persons entitled to vote stock at a meeting, including a process allowing the Board to adopt a procedure by which a stockholder may certify in writing to the corporation that shares of stock registered in the name of the stockholder are held for the account of a specified person other than a stockholder so that such person may be regarded as the holder of record of the specified stock for the purposes set forth in such certification.
Article I, Section 11 provides for the appointment of an inspector of meetings and grants the inspector the power (i) to determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) to receive and tabulate all votes, ballots or consents, (iii) to report such tabulation to the chairman of the meeting, (iv) to hear and determine all challenges and questions arising in connection with the right to vote, and (v) to do such other acts to fairly conduct the election or the vote.
Article I, Section 12 expands the advance notice bylaw for stockholder proposals and nominations of directors. This expansion includes, among other things, providing (i) that stockholders must disclose more extensive information in their notice, including information related to proposed nominees or persons acting in concert with the stockholder who proposes the nominees or business, hedging activities, interests of the stockholder (or persons acting in concert with the stockholder) regarding the nominees or the business proposal, ownership of securities of the Company’s peer group and commercial or other relationships with the Company, (ii) that the Board can request written verification of information previously submitted by the stockholder, and (iii) that the stockholder proposing the nominee must notify the Company of any inaccuracy or change in information provided.
Article II, Section 15 clarifies the ability of each director and officer to rely on opinions, statements, reports and other data presented to a director or an officer by an officer or an employee of the Company whom the director or officer believes to be reliable and competent, or by a lawyer, certified public accountant, or other persons, in accordance with Maryland law.
Article II, Section 16 states that the Board or the stockholders may ratify any action or inaction of the Corporation or its officers to the extent they could have originally authorized the matter, and if so ratified, that such matter will have the same force and effect as if originally duly authorized and will be binding upon the Company and its stockholders.
Article II, Section 17 clarifies that directors and officers may have business interests and business activities similar to, in addition to, or in competition with those of or relating to the Company.
Article V has been revised in its entirety to reflect the Company’s power to issue uncertificated shares and fractional shares of stock and to simplify practices with respect to the transfer of stock (including uncertificated shares) and the replacement of lost or destroyed certificates. Section 4 of Article V establishes that a meeting of the stockholders may be adjourned or postponed to a date not more than 120 days after the original record date without the need to set a new record date.
Article XI has been added to require that the Circuit Court of Baltimore City, Maryland or, if that court does not exercise jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (i) any derivative actions, (ii) any actions asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or the stockholders, (iii) any action asserting a claim against the Company or any director or officer or other employee arising pursuant to any provision of the Maryland General Corporation Law, the Company Charter or these Bylaws, or (iv) any action asserting a claim against the Company or any director or officer or other employee that is governed by the internal affairs doctrine.
In addition to the amendments summarized above, the Amended Bylaws contain several other changes throughout that (i) clarify language, (ii) enhance consistency with Maryland law and (iii) make various technical corrections and non-substantive changes.
The foregoing summary is not a complete description of the Amended Bylaws and is qualified in its entirety by reference to the text of the Amended Bylaws attached hereto as Exhibit 3.1 and to a copy of the Amended Bylaws marked to show changes from the prior bylaws attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Novation Companies, Inc. Amended and Restated Bylaws
3.2	Novation Companies, Inc. Amended and Restated Bylaws (marked copy)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: April 6, 2015	/s/ Rodney E. Schwatken Rodney E. Schwatken Chief Financial Officer